DERIVATIVE LIABILITY	9 Months Ended
Sep. 30, 2022
Derivative Liability
DERIVATIVE LIABILITY

13.	DERIVATIVE LIABILITY

On January 20, 2022, the Company closed a Second Tranche transaction with L1 Capital, as described within Note 12 (“Convertible Notes”). The terms of the transaction included a provision that in the event the stock price is below $0.54 (the “Conversion Price”) at the time for so long as stock price continues below the Conversion Price, the Second Tranche Notes would be convertible at a rate of 80% of the lowest VWAP in the ten prior trading days, provided, that if the stock prices elevate back to the normal Conversion Price. On May 9, 2022, stock price fell below $0.54 and the default provision was triggered.

As a result of the May 9, 2022 triggering event, the Company recorded a derivative liability for $1,052,350 which represents the fair value transferred to the note holder from the down round feature being triggered. The Company calculated the fair value of the derivative using a Monte Carlo simulation.

On June 28, 2022, L1 Capital converted $450,000 of the Second Tranche convertible note for 833,333 shares and a cash settlement of $295,539, resulting in a $39,624 loss on settlement of derivative.

On July 11, 2022, L1 Capital converted $400,000 of the Second Tranche convertible note for 740,741 shares and a cash settlement of $245,993, resulting in a $12,436 loss on settlement of derivative.

On July 25, 2022, L1 Capital converted $400,000 of the Second Tranche convertible note for 740,741 shares and a cash settlement of $242,548, resulting in a $1,420 loss on settlement of derivative.

On August 11, 2022, L1 Capital converted $400,000 of the Second Tranche convertible note for 740,741 shares and a cash settlement of $289,989, resulting in a $66,274 loss on settlement of derivative.

At September 30, 2022, the fair value of the derivative was remeasured using the remaining maximum shares to be delivered resulting in an unrealized gain on change of derivative transaction of $49,047 and remaining derivative liability of $48,988.

The fair value of derivative liability as of May 9, 2022 and September 30, 2022 was calculated using the Monte Carlo simulation with the following factors, assumptions and methodologies:

	May 9, 2022	September 30, 2022
Stock price	$0.57	$0.33
Strike price	0.54	0.54
Risk-free rate	2.12%	3.67%
Annualized volatility	150%	107%
Forecast horizon in years	1.20	0.80
Alternative Conversion Discount	20.0%	20.0%
Maximum Shares to be Delivered	3,240,741	185,185

Changes in the unobservable input values would likely cause material changes in the fair value of the Company’s Level 3 financial instruments. The significant unobservable input (probability of a down round event) used in the fair value measurement is the estimation of the likelihood of the occurrence of a change in the contractual terms of the financial instruments. A significant increase (decrease) in this likelihood or in the volatility assumptions would result in a higher (lower) fair value measurement.